Exhibit 99.3


[LOGO OMITTED] Countrywide(R)
-----------------------------
SECURITIES CORPORATION                                                                              Computational Materials for
A Countrywide Capital Markets Company                                      Countrywide Asset-Backed Certificates, Series 2005-3
-------------------------------------------------------------------------------------------------------------------------------


                 Class AF-1 Available Funds Rate Schedule (1)
                 --------------------------------------------

              --------------------------------------------------
                             Available
                             Funds Rate    Available Funds
                Period          (%)            Rate (%)
                ------       ----------    ---------------
                                (2)               (3)
                   1           7.538             7.538
                   2           6.533             9.000
                   3           6.322             9.000
                   4           6.533             9.000
                   5           6.322             9.000
                   6           6.322             9.000
                   7           6.532             9.000
                   8           6.321             9.000
                   9           6.532             9.000
                  10           6.321             9.000
                  11           6.311             9.000
                  12           6.976             9.000
                  13           6.293             9.000
                  14           6.502             9.000
                  15           6.293             9.000
                  16           6.502             9.000
                  17           6.292             9.000
                  18           6.292             9.000
                  19           6.502             9.000
                  20           6.292             9.000
                  21           6.502             9.000
                  22           6.292             9.000
              --------------------------------------------------


(1) Subject to those limitations set forth under "Pass-Through Rate" of the attached Computational Materials.
(2) Assumes that 1-Month LIBOR stays at 2.850%, 6-Month LIBOR stays at 3.296%, the collateral is run at the Pricing Prepayment Speed (100%) to call and includes all projected cash proceeds (if any) from the related Corridor Contract.
(3) Assumes that 1-Month and 6-Month LIBOR instantaneously increase by 2000 basis points, the collateral is run at the Pricing Prepayment Speed (100%) and includes all projected cash proceeds (if any) from the related Corridor Contract.
------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


[LOGO OMITTED] Countrywide(R)
-----------------------------
SECURITIES CORPORATION                                                   Computational Materials for
A Countrywide Capital Markets Company           Countrywide Asset-Backed Certificates, Series 2005-3
----------------------------------------------------------------------------------------------------

                            Class 2-AV Available Funds Rate Schedule (1)

--------------------------------------------------   -----------------------------------------------
              Available Funds     Available Funds                   Available Funds  Available Funds
 Period           Rate (%)           Rate (%)         Period           Rate (%)          Rate (%)
--------     ----------------    -----------------   ---------    -----------------  ---------------
                    (2)                (3)                                (2)             (3)
   1               7.606              7.606             47               9.199          10.500
   2               6.592              9.000             48              10.184          12.115
   3               6.380              9.000             49               9.199          11.500
   4               6.594              9.000             50               9.506          11.500
   5               6.381              9.000             51               9.199          11.500
   6               6.381              9.000             52               9.506          11.500
   7               6.594              9.000             53               9.199          11.500
   8               6.381              9.000             54               9.199          12.184
   9               6.594              9.000             55               9.506          12.688
   10              6.382              9.000             56               9.199          12.278
   11              6.382              9.000             57               9.506          12.688
   12              7.066              9.000             58               9.199          12.279
   13              6.382              9.000             59               9.199          12.281
   14              6.595              9.000             60              10.185          14.334
   15              6.382              9.000             61               9.199          13.003
   16              6.596              9.000             62               9.506          13.436
   17              6.383              9.000             63               9.199          13.003
   18              6.383              9.000             64               9.506          13.436
   19              6.596              9.000             65               9.199          13.003
   20              6.384              9.000             66               9.199          13.003
   21              6.596              9.000             67               9.506          13.436
   22              6.388              9.000             68               9.199          13.003
   23              6.418              9.000             69               9.506          13.436
   24              7.314              9.000             70               9.199          13.003
   25              6.599              9.500             71               9.199          13.003
   26              6.812              9.500             72              10.185          14.396
   27              6.585              9.500             73               9.199          13.003
   28              6.798              9.500             74               9.506          13.436
   29              6.576              9.500             75               9.199          13.003
   30              6.610              9.500             76               9.506          13.436
   31              6.825              9.500             77               9.199          13.003
   32              6.600              9.500             78               9.199          13.003
   33              6.816              9.500             79               9.506          13.437
   34              6.596              9.500             80               9.199          13.003
   35              6.621              9.500             81               9.506          13.437
   36              8.591              9.500             82               9.199          13.003
   37              8.153             10.500          -----------------------------------------------
   38              8.427             10.500
   39              8.157             10.500
   40              8.432             10.500
   41              8.163             10.500
   42              9.135             10.500
   43              9.509             10.500
   44              9.201             10.500
   45              9.507             10.500
   46              9.199             10.500
--------------------------------------------------

(1) Subject to those limitations set forth under "Pass-Through Rate" of the attached Computational Materials.

(2) Assumes that 1-Month LIBOR stays at 2.850%, 6-Month LIBOR stays at 3.296%, the collateral is run at the Pricing Prepayment Speed (100%) to call and includes all projected cash proceeds (if any) from the related Corridor Contract.

(3) Assumes that 1-Month and 6-Month LIBOR instantaneously increase by 2000 basis points, the collateral is run at the Pricing Prepayment Speed (100%) and includes all projected cash proceeds (if any) from the related Corridor Contract.

------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


[LOGO OMITTED] Countrywide(R)
-----------------------------
SECURITIES CORPORATION                                                   Computational Materials for
A Countrywide Capital Markets Company           Countrywide Asset-Backed Certificates, Series 2005-3
----------------------------------------------------------------------------------------------------

                            Class 3-AV Available Funds Rate Schedule (1)
                            --------------------------------------------

--------------------------------------------------   -----------------------------------------------
              Available Funds     Available Funds                   Available Funds  Available Funds
 Period           Rate (%)           Rate (%)         Period           Rate (%)          Rate (%)
--------     ----------------    -----------------   ---------    -----------------  ---------------
                    (2)                (3)                                (2)             (3)
    1              7.961               7.961            47                9.695         10.112
    2              6.900              10.000            48               10.734         11.607
    3              6.679              10.000            49                9.721         11.356
    4              6.902              10.000            50               10.044         11.736
    5              6.680              10.000            51                9.720         11.360
    6              6.680              10.000            52               10.043         11.739
    7              6.903              10.000            53                9.719         11.364
    8              6.681              10.000            54                9.719         11.726
    9              6.905              10.000            55               10.044         13.009
    10             6.682              10.000            56                9.720         12.589
    11             6.683              10.000            57               10.044         13.009
    12             7.399              10.000            58                9.720         12.590
    13             6.683              10.000            59                9.720         12.590
    14             6.905              10.000            60               10.762         14.153
    15             6.683              10.000            61                9.720         13.285
    16             6.906              10.000            62               10.045         13.728
    17             6.683              10.000            63                9.721         13.285
    18             6.683              10.000            64               10.045         13.728
    19             6.907              10.000            65                9.721         13.285
    20             6.684              10.000            66                9.721         13.285
    21             6.907              10.000            67               10.045         13.728
    22             6.686              10.000            68                9.721         13.285
    23             6.825              10.000            69               10.045         13.728
    24             7.600              10.000            70                9.721         13.285
    25             6.865              10.000            71                9.721         13.285
    26             7.087              10.000            72               10.762         14.709
    27             6.854              10.000            73                9.721         13.286
    28             7.077              10.000            74               10.045         13.729
    29             6.888              10.000            75                9.721         13.286
    30             6.895              10.000            76               10.045         13.729
    31             7.123              10.000            77                9.721         13.286
    32             6.889              10.000            78                9.721         13.286
    33             7.117              10.000            79               10.045         13.729
    34             6.886              10.000            80                9.721         13.286
    35             6.893              10.000            81               10.045         13.729
    36             7.919              10.000            82                9.721         13.286
    37             8.513              10.000         -----------------------------------------------
    38             8.799              10.000
    39             8.518              10.000
    40             8.805              10.000
    41             8.525              10.000
    42             8.845              10.000
    43            10.023              10.377
    44             9.698              10.048
    45            10.020              10.391
    46             9.696              10.061
--------------------------------------------------

(1) Subject to those limitations set forth under "Pass-Through Rate" of the attached Computational Materials.

(2) Assumes that 1-Month LIBOR stays at 2.850%, 6-Month LIBOR stays at 3.296%, the collateral is run at the Pricing Prepayment Speed (100%) to call and includes all projected cash proceeds (if any) from the related Corridor Contract.

(3) Assumes that 1-Month and 6-Month LIBOR instantaneously increase by 2000 basis points, the collateral is run at the Pricing Prepayment Speed (100%) and includes all projected cash proceeds (if any) from the related Corridor Contract.

------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


[LOGO OMITTED] Countrywide(R)
-----------------------------
SECURITIES CORPORATION                                                   Computational Materials for
A Countrywide Capital Markets Company           Countrywide Asset-Backed Certificates, Series 2005-3
----------------------------------------------------------------------------------------------------

                     Floating Rate Subordinate Available Funds Rate Schedule (1)
                     -----------------------------------------------------------

-------------------------------------------------    -----------------------------------------------
              Available Funds     Available Funds                   Available Funds  Available Funds
 Period           Rate (%)           Rate (%)         Period           Rate (%)          Rate (%)
--------     ----------------    -----------------   ---------    -----------------  ---------------
                    (2)                (3)                                (2)             (3)
     1             7.788              7.788             47                9.440         10.500
     2             6.750              8.500             48               10.463         11.852
     3             6.532              8.500             49                9.469         11.500
     4             6.751              8.500             50                9.784         11.578
     5             6.533              8.500             51                9.468         11.500
     6             6.533              8.500             52                9.783         11.580
     7             6.751              8.500             53                9.468         11.500
     8             6.534              8.500             54                9.468         11.947
     9             6.752              8.500             55                9.784         12.854
     10            6.535              8.500             56                9.468         12.439
     11            6.535              8.500             57                9.784         12.854
     12            7.235              8.500             58                9.468         12.439
     13            6.535              8.500             59                9.468         12.441
     14            6.753              8.500             60               10.483         14.241
     15            6.536              8.500             61                9.468         13.149
     16            6.754              8.500             62                9.784         13.587
     17            6.536              8.500             63                9.469         13.149
     18            6.536              8.500             64                9.784         13.587
     19            6.754              8.500             65                9.469         13.149
     20            6.536              8.500             66                9.469         13.149
     21            6.755              8.500             67                9.784         13.587
     22            6.539              8.500             68                9.469         13.149
     23            6.625              8.500             69                9.784         13.587
     24            7.460              8.500             70                9.469         13.149
     25            6.734              9.500             71                9.469         13.149
     26            6.952              9.500             72               10.483         14.558
     27            6.722              9.500             73                9.469         13.149
     28            6.940              9.500             74                9.785         13.587
     29            6.735              9.500             75                9.469         13.149
     30            6.755              9.500             76                9.785         13.587
     31            6.976              9.500             77                9.469         13.149
     32            6.747              9.500             78                9.469         13.149
     33            6.969              9.500             79                9.785         13.588
     34            6.744              9.500             80                9.469         13.149
     35            6.759              9.500             81                9.785         13.588
     36            8.249              9.500             82                9.469         13.149
     37            8.336              10.500          ----------------------------------------------
     38            8.616              10.500
     39            8.340              10.500
     40            8.620              10.500
     41            8.344              10.500
     42            8.991              10.500
     43            9.762              10.500
     44            9.444              10.500
     45            9.755              10.500
     46            9.437              10.500
-------------------------------------------------

(1) Subject to those limitations set forth under "Pass-Through Rate" of the attached Computational Materials.

(2) Assumes that 1-Month LIBOR stays at 2.850%, 6-Month LIBOR stays at 3.296%, the collateral is run at the Pricing Prepayment Speed (100%) to call and includes all projected cash proceeds (if any) from the related Corridor Contract.

(3) Assumes that 1-Month and 6-Month LIBOR instantaneously increase by 2000 basis points, the collateral is run at the Pricing Prepayment Speed (100%) and includes all projected cash proceeds (if any) from the related Corridor Contract.

------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.